Siren ETF Trust

Siren DIVCON Dividend Defender ETF

2600 Philmont Avenue, Suite 215

Huntingdon Valley, Pennsylvania 19006

October 30, 2025

Dear Shareholder:

Enclosed is important information concerning your investment in the Siren DIVCON Dividend Defender ETF (the “Acquired Fund”), a series of Siren ETF Trust (the “Trust”).

The Trust’s Board of Trustees (the “Board”) has determined that it is in the best interests of the Acquired Fund and the Siren DIVCON Leaders Dividend ETF (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a separate series of the Trust, and their respective shareholders to reorganize the Acquired Fund into and with the Surviving Fund. The Board also has determined that the reorganization would not dilute the interests of either Fund’s shareholders. Accordingly, the Board has approved an Agreement and Plan of Reorganization that would provide for the reorganization of the Acquired Fund into and with the Surviving Fund.

The enclosed combined information statement and prospectus (the “Information Statement/Prospectus”) contains information about the reorganization of the Acquired Fund into and with the Surviving Fund. As a result of the reorganization, you will receive a number of shares of beneficial interest of the Surviving Fund and cash in lieu of any fractional shares of the Surviving Fund, if any, equal in value to the current net asset value of your shares of the Acquired Fund, as of the closing date of the reorganization, and you will become a shareholder of the Surviving Fund.

The reorganization will not require any shareholder action. In accordance with the Trust’s Agreement and Declaration of Trust and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the reorganization may be effected without the approval of shareholders of either Fund. Prior to the reorganization, you may buy and sell shares of the Acquired Fund as usual in accordance with the procedures described in the Acquired Fund’s Prospectus dated July 29, 2025. On or about December 8, 2025, the Acquired Fund will transfer all of its assets to the Surviving Fund, the Surviving Fund will assume all of the liabilities of the Acquired Fund, and your shares in the Acquired Fund will be exchanged automatically for shares of the Surviving Fund and cash in lieu of any fractional shares of the Acquired Fund, if any. The reorganization is not expected to be a taxable transaction for federal income tax purposes, and you are not expected to recognize gain or loss upon the exchange of your shares in connection with this transaction, except with respect to cash received in lieu of any fractional shares. The cost basis of your shares in the Acquired Fund exchanged for shares in the Surviving Fund will be the same as the basis of your shares in the Acquired Fund.

If you have any questions or need additional information, please call SRN Advisors, LLC, the Funds’ investment adviser, at 866-829-5457.

Sincerely,

Scott Freeze
President

COMBINED INFORMATION STATEMENT AND PROSPECTUS

October 30, 2025

SIREN ETF TRUST

c/o SRN Advisors, LLC

2600 Philmont Avenue, Suite 215

Huntingdon Valley, Pennsylvania 19006

Siren DIVCON Dividend Defender ETF, a series of Siren ETF Trust c/o SRN Advisors, LLC 2600 Philmont Avenue, Suite 215 Huntingdon Valley, Pennsylvania 19006 (866) 829-5457	Siren DIVCON Leaders Dividend ETF, a series of Siren ETF Trust c/o SRN Advisors, LLC 2600 Philmont Avenue, Suite 215 Huntingdon Valley, Pennsylvania 19006 (866) 829-5457

This combined information statement and prospectus (the “Information Statement/Prospectus”) is being furnished to you because you are a shareholder of the Siren DIVCON Dividend Defender ETF (the “Acquired Fund”), a series of Siren ETF Trust (the “Trust”). As provided in an Agreement and Plan of Reorganization, the Acquired Fund will be reorganized into and with another series of the Trust, the Siren DIVCON Leaders Dividend ETF (the “Surviving Fund” and, together with the Acquired Fund, the “Funds” and each, a “Fund”). In exchange for your shares of the Acquired Fund and the assumption by the Surviving Fund of the Acquired Fund’s liabilities, you will receive a number of shares of beneficial interest of the Surviving Fund and cash in lieu of any fractional shares of the Surviving Fund, if any, equal in value to the current net asset value (“NAV”) of your Acquired Fund shares, as of the closing date of the reorganization (the “Reorganization”). As a result, at the conclusion of the Reorganization, you will become a shareholder of the Surviving Fund.

The Trust’s Board of Trustees (the “Board”) has determined that the Reorganization is in the best interests of the Funds and their shareholders, and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is not expected to result in income, gain or loss being recognized by the Acquired Fund or its shareholders, except with respect to cash received in lieu of any fractional shares, if any.

Each Fund is a separate series of the Trust, a Delaware statutory trust registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. SRN Advisors, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Funds also have the same Trustees and officers and are serviced by the same principal underwriter, independent registered public accounting firm, and other service providers.

Each Fund is an index fund that seeks to provide long-term capital appreciation by tracking the performance, before fees and expenses, of an underlying index developed by Reality Shares, Inc. (the “Index Provider”). The Acquired Fund’s underlying index is the Siren DIVCON Dividend Defender Index (the “Acquired Fund Index”). The Surviving Fund’s underlying index is the Siren DIVCON Leaders Dividend Index (the “Surviving Fund Index” and together with the Acquired Fund Index, the “Underlying Indexes” and each, an “Underlying Index”). Each Underlying Index is derived from the Index Provider’s proprietary DIVCON methodology. The Surviving Fund Index, and thus the Surviving Fund, seeks only long exposure to companies in the DIVCON universe, while the Acquired Fund Index, and thus the Acquired Fund, seeks both long and short exposure to companies in the DIVCON universe. In this regard, the Surviving Fund’s portfolio is similar to the Acquired Fund’s long portfolio, with the primary difference between the Funds being that the Acquired Fund sells securities short, while the Surviving Fund does not. The Funds’ principal risks are similar except that the Acquired Fund is subject to the risks associated with short sales. The Funds also are managed by the same portfolio manager and investment adviser. For a more detailed comparison of the investment objectives, policies, limitations and risks of the Funds, see the sub-sections titled “Investment Objectives and Strategies,” “Fundamental Investment Restrictions” and “Principal Risks” in the “Summary” section of this Information Statement/Prospectus.

The Surviving Fund’s expense ratio is significantly lower than the Acquired Fund’s expense ratio and is likely to remain at or close to current levels on a going forward basis because of the Surviving Fund’s unitary management fee structure, as the Surviving Fund does not engage in short sales. Therefore, shareholders of the Acquired Fund are likely to experience a significantly lower expense ratio as shareholders of the Surviving Fund on a going forward basis. For more details on the anticipated benefits of the Reorganization to the Acquired Fund’s shareholders, see the sub-section titled “Board Considerations in Approving the Reorganization” in the “Information About the Reorganization” section of this Information Statement/Prospectus.

Reports and other information concerning the Funds can be inspected at the Funds’ listing exchange, Cboe BZX Exchange, Inc. (the “Exchange”).

This Information Statement/Prospectus sets forth concisely the information about the Funds that you should know before participating in the Reorganization and should be retained for future reference. It is both an information statement for the Acquired Fund and a prospectus for the Surviving Fund. This Information Statement/Prospectus is being mailed to shareholders on or about November 6, 2025.

A Statement of Additional Information relating to and dated the date of this Information Statement/Prospectus contains additional information about the Funds and is incorporated herein by reference. The Statement of Additional Information, therefore, legally forms a part of this Information Statement/Prospectus. In addition, the Prospectus for the Funds, dated July 29, 2025, as supplemented from time to time, is incorporated herein by reference and a copy of the Funds’ Prospectus, dated July 29, 2025, accompanies this Information Statement/Prospectus. You may obtain a copy of each of the Fund documents described above and elsewhere herein, without charge, by calling 866-829-5457, visiting the Funds’ website at www.sirenetfs.com, or writing to Siren ETF Trust, at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006.

Information about the Funds (including each document incorporated by reference) also is available on the EDGAR Database on the SEC’s website at: http://www.sec.gov. You also may obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

No shareholder vote will be taken with respect to the matters described in this Information Statement/Prospectus. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The SEC has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary	4
The Reorganization and Agreement and Plan of Reorganization	4
Federal Income Tax Consequences	5
Comparison of the Funds	5
Investment Objectives and Principal Investment Strategies	5
Investment Policies	6
Principal Risks	6
Fees and Expenses	10
Expense Limitation Agreement	11
Portfolio Turnover	11
Performance	11
Adviser	13
Portfolio Manager	13
Board Members	13
Independent Public Accounting Firm	13
Capitalization	14
Calculating NAV	14
Purchase and Sale of Fund Shares	14
Dividends and Distributions	14
Tax Information	14
Payments to Broker-Dealers and Other Financial Intermediaries	14
Information About the Reorganization	15
Terms of the Agreement and Plan of Reorganization	15
Board Considerations in Approving the Reorganization	16
Federal Income Tax Consequences	17
Additional Information About the Funds	18
Ownership of Shares	19
Appendix A – Agreement and Plan of Reorganization	A-1

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus or incorporated by reference into this Information Statement/Prospectus. A form of the Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Reorganization will be conducted is attached to this Information Statement/Prospectus as Appendix A.

The Reorganization and Agreement and Plan of Reorganization. The Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), has unanimously approved the Reorganization of the Acquired Fund with and into the Surviving Fund. Under the Agreement, on the date of the Reorganization (the “Closing Date”), currently expected to be December 8, 2025, the Acquired Fund will transfer all of its assets to the Surviving Fund solely in exchange for (i) the Surviving Fund’s assumption of all of the liabilities of the Acquired Fund, (ii) shares of beneficial interest of the Surviving Fund of equal value to the net assets of the Acquired Fund, and (iii) cash in lieu of any fractional shares of the Surviving Fund, if any. Immediately thereafter, the Acquired Fund will distribute the Surviving Fund shares and cash in lieu of any fractional Surviving Fund shares, if any, to the Acquired Fund shareholders of record as of the Closing Date in connection with the liquidation and termination of the Acquired Fund. The aggregate NAV of the Surviving Fund shares and the value of the cash in lieu of any fractional shares of the Surviving Fund, if any, received in the Reorganization will equal the aggregate NAV of the Acquired Fund shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

The Acquired Fund also may stop accepting new investments and purchasing portfolio securities at some time prior to the Closing Date to facilitate the transfer of its portfolio securities to the Surviving Fund as part of the Reorganization. As soon as practicable after the distribution of Surviving Fund shares and cash in lieu of any fractional Surviving Fund shares, if any, and the liquidation of the Acquired Fund as described above, the Acquired Fund will take steps to wind up its affairs.

The implementation of the Reorganization is subject to a number of conditions set forth in the Agreement, including the receipt of a legal opinion from counsel described in greater detail below. All expenses that are solely and directly related to the Reorganization will be paid by the Adviser or its affiliates, and will not be borne by the Funds’ shareholders. As discussed in more detail below, the Acquired Fund and the Surviving Fund will bear their respective portfolio transaction costs associated with the Reorganization.

To better align the Funds’ portfolios, it currently is estimated that securities representing approximately 0.02% of the Acquired Fund’s portfolio will be disposed of in anticipation of the Reorganization. If such securities were disposed of as of the close of trading on the Exchange on August 29, 2025, the aggregate value of such securities would have totaled approximately $2,000. Following, the Reorganization, the Surviving Fund anticipates incurring transaction costs associated with using the cash proceeds transferred by the Acquired Fund to purchase portfolio securities proportionate to their Surviving Fund Index weightings. The Surviving Fund also expects to reposition securities transferred in-kind from the Acquired Fund to match their Surviving Fund Index weightings. The Adviser estimates these repositioning costs to be approximately $800, or 0.001% of the Surviving Fund’s net assets as of August 29, 2025. Any such disposition of securities would be taxable to shareholders who hold shares in taxable accounts. The actual brokerage and other transaction costs incurred by a Fund will vary depending upon market conditions, shareholder activity, its portfolio holdings, the commission rates charged by brokers, and the specific securities sold and/or transferred to the Surviving Fund.

The Adviser proposed the Reorganization because the Adviser believes that the Reorganization has the potential to benefit shareholders of the Surviving Fund and Acquired Fund. Such potential benefits include:

•	the Reorganization would increase the Surviving Fund’s asset base, which in turn could provide opportunities for future growth and the realization of economies of scale;
•	the Adviser would be able to focus its resources on fewer funds, including the Surviving Fund;
•	the Reorganization would allow the Acquired Fund’s shareholders to continue investing in a similar vehicle as the Acquired Fund, managed by the same investment adviser and portfolio manager as the Acquired Fund, that provides exposure to a significant portion of the securities held by the Acquired Fund;
•	the Surviving Fund has outperformed the Acquired Fund and has had a lower portfolio turnover rate than the Acquired Fund over various trailing periods; and
•	the Reorganization will provide the Acquired Fund’s shareholders with the opportunity to benefit from the Surviving Fund’s significantly lower expense ratio.

The Board has unanimously concluded that the Reorganization is in the best interests of each Fund and its shareholders, and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.

Federal Income Tax Consequences. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes. As a condition to the closing of the Reorganization, each Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by either Fund as a direct result of the Reorganization and that no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares of the Acquired Fund for Surviving Fund Shares (except with respect to cash received in lieu of any fractional shares). The tax basis of the shares of the Surviving Fund received by the Acquired Fund shareholders will be the same as the tax basis of their shares in the Acquired Fund. Certain tax attributes of the Acquired Fund will carry over to the Surviving Fund, including the ability of the Surviving Fund to utilize the Acquired Fund’s capital loss carryforwards, if any, subject to certain limitations. See the section entitled “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Funds. This section is intended to help you compare the investment objectives, policies, limitations, and risks of the Funds. Information contained in this Information Statement/Prospectus is qualified by the more complete information set forth in the Funds’ Prospectus dated July 29, 2025.

Investment Objectives and Principal Investment Strategies. Each Fund is a diversified exchange-traded fund (“ETF”) that seeks to provide long-term capital appreciation by tracking the performance, before fees and expenses, of an Underlying Index developed by the Index Provider. But for the difference in Underlying Indexes, the Funds’ investment objectives are identical. Each Underlying Index is based on the “DIVCON Dividend Health Scoring System” created by the Index Provider. Each Underlying Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”).

The Surviving Fund Index is designed to select and provide long-only exposure to the companies that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, as determined by the DIVCON Dividend Health Scoring System. The Acquired Fund Index is designed to select the companies for a long position that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, and select the companies for a short position that have the highest probability of decreasing their dividend in a 12-month period, the Low Quality Dividend Cutters, as determined by the DIVCON Dividend Health Scoring System. The Acquired Fund Index is designed to provide 75% exposure to High Quality Dividend Growers (the “Long Portfolio”) and 25% short exposure to Low Quality Dividend Cutters (the “Short Portfolio”). Accordingly, there is a significant overlap in the securities included in the Underlying Indexes, and thus held by the Funds, with the primary difference between the Funds being that the Acquired Fund also sells short the Low Quality Dividend Cutters. Each Underlying Index is reconstituted and rebalanced annually. As of March 31, 2025, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Dividend Health Scoring System ranged from $4.4 billion to $3.3 trillion.

With respect to each Fund, the Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets, including any borrowings for investment purposes, will be invested in component securities of the Fund’s Underlying Index. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Each Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. Each Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund. When a Fund uses a representative sampling approach, the Fund may invest in a subset, or “sample,” of the securities included in the Fund’s Underlying Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Underlying Index as a whole.

Investment Policies. The Funds have identical fundamental investment policies. The Funds also have identical non-fundamental investment policies.

Principal Risks. The Funds are subject to the same principal risks except that the Acquired Fund is also subject to Short Sales Risk, Cash Redemption Risk and Investments in Other Investment Companies Risk and the Surviving Fund is also subject to Investments in Other ETFs Risk. All of the Funds’ principal risks are described below.

Principal Risks of Each Fund

As with all investments, the value of your investment in the Funds can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Funds are set forth below. Each of these factors could cause the value of an investment in the Funds to decline over short- or long-term periods.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk — Each Fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Financials Sector Risk — The Funds’ investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. The Funds are subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Index-Related Risk — Errors in index data, index computations and/or the construction of an Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact a Fund and its shareholders. For example, during a period where an Underlying Index contains incorrect constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by a Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by a Fund and its shareholders.

Industrials Sector Risk — The Funds’ investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Funds are subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds’ invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Market Trading Risk — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Funds’ shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Funds’ shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, a Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. The Acquired Fund previously has experienced periods of discounts to NAV exceeding 2.00% and may experience such periods prior to the Closing Date. During these periods, shareholders may pay significantly wider bid/ask spreads, and thus it may be significantly more expensive, to transact in Fund shares, and shareholders selling Fund shares may receive significantly lower sales proceeds relative to NAV than if they sold during times when the Acquired Fund was not trading at such a discount.

Passive Strategy Risk — The Funds are not actively managed. Rather, each Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Funds will hold constituent securities of the Underlying Indexes regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Funds’ returns to be lower than if the Funds employed an active strategy.

Quantitative Model Risk — The Underlying Indexes are constructed using a rules-based methodology based on quantitative models developed by the Index Provider. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Underlying Indexes that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Funds’ performance may be lower or the Funds may be subject to greater risk than if the Underlying Indexes had not been constructed using quantitative modeling because the Funds invest a substantial portion of their assets in the component securities of the Underlying Indexes.

Technology Sector Risk — The Funds’ investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Funds are subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, increased competition affecting the Technology Sector and/or other factors. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Tracking Error Risk — Tracking error is the divergence of the Funds’ performance from that of the Underlying Indexes. Tracking error may occur because of a number of factors, including: (i) differences between the securities and other instruments, or the weightings thereof, held in a Fund’s portfolio and those included in an Underlying Index, (ii) pricing differences (including differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of the Fund’s NAV), (iii) Fund fees and expenses, including transaction costs, (iv) a Fund’s holding of uninvested cash, (v) differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, (vi) the requirements to maintain pass-through tax treatment, (vii) portfolio transactions carried out to minimize the distribution of capital gains to shareholders, and (viii) changes to an Underlying Index or the costs of complying with various new or existing regulatory requirements. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Each Fund is a diversified fund. If an Underlying Index’s components become weighted in a manner that would cause a Fund to be non-diversified if the Fund were to buy the components in such weights, the Fund may not be able to track the performance of the Underlying Index to the same degree that the Fund could if the Fund was a non-diversified fund. Under these circumstances, a Fund’s tracking error may increase. If the value of one or more Underlying Index constituents increases significantly, a Fund may significantly underperform the Underlying Index if the Fund, due to its diversified status, does not invest in such securities to the same degree that such securities are represented in the Underlying Index.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on a Fund’s share price or cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Funds’ use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on a Fund’s ability to implement its investment strategy, could cause a Fund to lose money and could have a negative impact on the value of your investment. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Additional Principal Risks of the Acquired Fund

Cash Redemption Risk — The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., short positions). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Investment in Other Investment Companies Risk — To the extent the Fund invests in other investment companies, such as mutual funds and other ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. This risk of unlimited loss is particularly heightened because the investment objective of the Fund is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the DIVCON Dividend Defender Index, and the Adviser may not exit a short position if doing so would cause the Fund not to achieve its investment objective.

The use of short sales may also cause the Fund to incur expenses related to borrowing securities. There can be no guarantee that a stock included in the Short Portfolio will be available on the open market for the Fund to sell short. Under these circumstances, the Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the Short Portfolio were available. However, such strategy may not prove successful, and the Fund could experience a loss or its performance could deviate from the performance of the Index.

Additional Principal Risks of the Surviving Fund

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Fees and Expenses. The Funds are parties to the same investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser, pursuant to a unitary management fee structure, is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, extraordinary expenses, and fees and expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Other Expenses paid by the Funds differ. For the fiscal year ended March 31, 2025, the Acquired Fund paid 1.75% in Other Expenses, whereas the Surviving Fund’s Other Expenses were significantly lower and amounted to 0.43%, as discussed in greater detail below.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses of the Acquired Fund and the Surviving Fund for the fiscal year ended March 31, 2025 and the pro forma fees and expenses of the Surviving Fund on a combined basis after giving effect to the Reorganization. The pro forma fees and expenses of the Surviving Fund on a combined basis after giving effect to the Reorganization are not expected to differ from the Surviving Fund’s current fees and expenses due to the unitary management fee structure discussed above.

	Acquired Fund	Surviving Fund	Pro Forma Combined
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.43%	0.43%
Other Expenses
Dividend Expenses on Securities Sold Short[1]	0.88%	0.00%	0.00%
Borrowing Expenses on Securities Sold Short[2]	0.00%	0.00%	0.00%
Other Operating Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[3]	0.02%	0.00%	0.00%
Total Annual Fund Operating Expenses[4]	1.75%	0.43%	0.43%
1	When a cash dividend is declared on a stock the Fund has sold short, the Fund must pay an amount equal to that dividend to the party that lent the stock to the Fund and record the payment of the dividend as an expense.
2	The Fund may be charged a fee or receive income on borrowed stock in connection with its short sales. This fee or income is calculated daily, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. A net amount of fees is listed as Borrowing Expenses on Securities Sold Short.
3	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.
4	Excluding dividend and borrowing expenses on securities sold short and AFFE, the Total Annual Fund Operating Expenses of the Acquired Fund are 0.85%.

EXAMPLE

This Example will help you compare the cost of investing in the Surviving Fund with the cost of investing in the Acquired Fund.

The Example assumes that you invest $10,000 in the listed Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$178	$551	$949	$2,062
Surviving Fund	$44	$138	$241	$542
Pro Forma Combined	$44	$138	$241	$542

Expense Limitation Agreement. The Adviser previously contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short (“Expenses Associated with Short Sales Transactions”) from exceeding 0.10% of the average daily net assets of the Acquired Fund, until November 23, 2022 (the “Expense Limitation”). This agreement has terminated and is no longer in effect, and the Adviser no longer waives fees or reimburses expenses in accordance with this agreement. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Acquired Fund’s Expenses Associated with Short Sales Transactions are below the Expense Limitation.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, affect each Fund’s performance. For the fiscal year ending March 31, 2025, the portfolio turnover rates of the Acquired Fund and Surviving Fund were 115% and 26%, respectively, which exclude securities received or delivered in-kind.

Performance. The performance information shown below will help you analyze each Fund’s investment risks in light of their historical returns. For each Fund, the bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of the Fund’s Underlying Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Funds is available at www.sirenetfs.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PERFORMANCE INFORMATION

Surviving Fund (Siren DIVCON Leaders Dividend ETF)

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 22.30% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was (15.17)% (quarter ended March 31, 2020). The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2025 to September 30, 2025 was 15.05%.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception (01/06/16)
Fund Returns Before Taxes	10.30%	12.77%	13.42%
Fund Returns After Taxes on Distributions	10.06%	12.44%	13.01%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.27%	10.18%	11.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	14.67%
Siren DIVCON Leaders Dividend Index (reflects no deduction for fees, expenses, or taxes)	5.41%	12.85%	13.74%

Acquired Fund (Siren DIVCON Dividend Defender ETF)

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 10.53% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was (11.91)% (quarter ended March 31, 2022). The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2025 to September 30, 2025 was 5.74%.

Average Annual Total Returns for the Periods Ended December 31, 2024

SIREN DIVCON DIVIDEND DEFENDER ETF	1 Year	5 Years	Since Inception (01/14/16)
Fund Returns Before Taxes	7.08%	6.43%	7.10%
Fund Returns After Taxes on Distributions	6.61%	6.22%	6.92%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.40%	5.00%	5.67%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	15.54%
Siren DIVCON Dividend Defender Index (reflects no deduction for fees, expenses, or taxes)	0.35%	5.81%	6.96%

Adviser. The Funds are managed by the same investment adviser, SRN Advisors, LLC. The Adviser is located at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006 and has served as the investment adviser of each Fund since its reorganization into the Trust. The Adviser makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program.

Portfolio Manager. The Funds are managed by the same portfolio manager. On a day-to-day basis, Mr. Scott Freeze is responsible for the management of the Funds.

Board Members. The Funds are subject to the oversight of the same Board of Trustees. Five of the six Trustees are Independent Trustees.

Independent Public Accounting Firm. Cohen & Company, Ltd. is the independent registered public accounting firm for the Funds.

Capitalization. The table below sets forth the unaudited capitalization of the Acquired Fund and the Surviving Fund as of September 2, 2025, and the unaudited capitalization on a pro forma combined basis after giving effect to the Reorganization as of that date. The capitalizations are likely to be different at the time that the Reorganization is scheduled to be completed as a result of daily share purchase and sale activity.

Fund	Siren DIVCON Dividend Defender ETF (Acquired Fund)	Siren DIVCON Leaders Dividend ETF (Surviving Fund)	Share Adjustments	Pro Forma Combined
Total Net Assets	$9,882,639	$61,243,776	0.58	$66,975,706
NAV Per Share	$42.65	$73.57	-	$73.57
Shares Outstanding	230,060	825,000	0.58	958,434

Calculating NAV. The Funds’ procedures for calculating NAV are identical. The NAV of a Fund’s shares is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding. The NAV of a Fund’s shares is calculated each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time. In calculating NAV, a Fund will value its assets at the current market prices when current market prices are readily available. If the market price for an asset is unavailable or a Fund believes that it is unreliable, such as when an asset’s value has been materially affected by events occurring after the relevant market closes, the Fund prices those assets at fair value as determined in good faith by the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act, subject to Board oversight.

Purchase and Sale of Fund Shares. The Funds’ procedures for the purchase and sale of Fund shares are identical. Shares may be purchased and redeemed from each Fund only in “Creation Units” of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Funds on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Individual shares can be bought and sold throughout the trading day like other publicly traded securities. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Funds’ shares may trade at a price greater than the NAV (premium) or less than the NAV (discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Funds through a broker-dealer on the Exchange. Investors also may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market.

Dividends and Distributions. The Funds have identical dividends and distribution policies. Each Fund intends to distribute its net investment income, if any, at least semi-annually and make distributions of its net realized capital gains, if any, annually.

Tax Information. With respect to both Funds, the Funds’ distributions are taxable and will generally be taxed as ordinary income or capital gains, unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investment through such accounts may be subject to taxation upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser or other related companies may pay a financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Information About the Reorganization

Below is a summary of the terms of the Agreement. The summary of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Agreement attached as Appendix A.

Terms of the Agreement and Plan of Reorganization. The Agreement provides for the Reorganization to occur on the Closing Date, which is expected to be on or about December 8, 2025, but may occur on such other date as the parties may agree to in writing. On the Closing Date, the Acquired Fund will transfer all of its assets to the Surviving Fund solely in exchange for (i) the Surviving Fund’s assumption of all of the liabilities of the Acquired Fund, (ii) shares of beneficial interest of the Surviving Fund of equal value to the net assets of the Acquired Fund, and (iii) cash in lieu of any fractional shares of the Surviving Fund, if any. As soon as reasonably practicable thereafter, the Acquired Fund will distribute these Surviving Fund shares and cash in lieu of any fractional shares, if any, to the Acquired Fund shareholders of record at the Closing Date in connection with the complete liquidation and termination of the Acquired Fund. The aggregate NAV of the Surviving Fund shares received in the Reorganization will equal the aggregate NAV of the Acquired Fund shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.

The number of Surviving Fund shares to be issued and amount of cash in lieu of any fractional Surviving Fund shares to be distributed in exchange for the Acquired Fund’s assets shall equal the number of the corresponding shares of the Acquired Fund outstanding as of the valuation time set forth in the Agreement. In determining the value of the securities transferred by the Acquired Fund to the Surviving Fund, each security will be priced in accordance with valuation procedures established by the Board.

The transfer of shareholder accounts from the Acquired Fund to the Surviving Fund will occur automatically. It is not necessary for Acquired Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds’ portfolios. No sales charge or fee of any kind will be assessed to Acquired Fund shareholders in connection with their receipt of shares of the Surviving Fund in the Reorganization.

All expenses that are solely and directly related to the Reorganization, primarily those for legal, accounting and printing expenses, will be paid by the Adviser or its affiliates, and will not be borne by the Acquired Fund’s or the Surviving Fund’s shareholders. The Acquired Fund and the Surviving Fund, however, will bear their respective portfolio transaction costs associated with the Reorganization. Please see the sub-section titled “The Reorganization and Agreement and Plan of Reorganization” in the “Summary” section of this Information Statement/Prospectus.

The Agreement contains customary representations, warranties and conditions. The Agreement provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by the Acquired Fund and the Surviving Fund of an opinion of Morgan, Lewis & Bockius LLP that the Reorganization will be treated as a tax-free reorganization and will not result in income, gain, or loss being recognized for federal income tax purposes by the Acquired Fund, the Acquired Fund’s shareholders (except with respect to cash received in lieu of any fractional Surviving Fund shares), the Surviving Fund or the Surviving Fund’s shareholders.

The Agreement may be terminated if, before the Closing Date, any of the required conditions have not been met, a material breach by the other party, the representations and warranties are not true or the Board determines that the Reorganization is not in the best interests of the Trust.

Following the Reorganization, the Adviser will continue to serve as the investment adviser to the Surviving Fund.

Board Considerations in Approving the Reorganization. At a meeting held on September 12, 2025, the Board, including a majority of Independent Trustees, unanimously approved the Reorganization. The factors considered by the Board in approving the Reorganization include, but are not limited to, those listed below.

●	The Funds are managed by the same portfolio manager and investment adviser.

●	The Funds’ investment objectives are similar in that each Fund seeks long-term capital appreciation by tracking the performance, before fees and expenses, of an Underlying Index that is derived from the Index Provider’s DIVCON index methodology.

●	The underlying constituents, and thus the portfolio holdings of the Funds are also similar, with the primary difference being that approximately 25% of the Acquired Fund’s portfolio consists of short positions. Otherwise, there is significant overlap between the securities in which each Fund holds a long position.

●	Since the Funds have similar investment holdings, investments in the Funds also carry similar principal risks, except that the Acquired Fund also carries risks associated with short sales.

●	The Adviser employs the same principal investment strategies to track the performance of each Fund’s Underlying Index.

●	There is expected to be no gain or loss recognized by the Funds or their respective shareholders for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of any fractional shares), as the Reorganization is expected to be a tax-free transaction.

●	All expenses that are solely and directly related to the Reorganization will be paid by the Adviser or its affiliates, and will not be borne by the Acquired Fund’s or the Surviving Fund’s shareholders. The Acquired Fund and the Surviving Fund, however, will bear their respective portfolio transaction costs associated with the Reorganization.

●	The potential benefits of the Reorganization for the Funds and their respective shareholders, which include:

○	the Reorganization would increase the Surviving Fund’s asset base, which in turn could provide opportunities for future growth and the realization of economies of scale;

○	the Adviser would be able to focus its resources on fewer funds, including the Surviving Fund;

○	the Reorganization would allow the Acquired Fund’s shareholders to continue investing in a similar vehicle as the Acquired Fund, managed by the same investment adviser and portfolio manager as the Acquired Fund, that provides exposure to a significant portion of the securities held by the Acquired Fund;

○	the Surviving Fund has outperformed the Acquired Fund and has had a lower portfolio turnover rate than the Acquired Fund over various trailing periods; and

○	the Reorganization will provide the Acquired Fund’s shareholders with the opportunity to benefit from the Surviving Fund’s significantly lower expense ratio.

●	The aggregate NAV of the Surviving Fund shares and the value of any cash in lieu of any fractional shares of the Surviving Fund, if any, that shareholders of the Acquired Fund will receive in the Reorganization will equal the aggregate NAV of the shares that shareholders of the Acquired Fund own immediately prior to the Reorganization, and that the interests of shareholders of the Acquired Fund and the Surviving Fund will not be diluted as a result of the Reorganization.

●	The Funds have the same fundamental and non-fundamental policies.

●	The Funds are parties to the same Advisory Agreement.

●	The Board and Independent Trustees of the Funds are identical.

●	Absent the Reorganization, the Adviser likely would propose liquidating the Acquired Fund.

The Board, including a majority of the Independent Trustees, concluded, based, in part, upon the factors and determinations summarized above, that the Reorganization is advisable and in the best interests of the Acquired Fund and its shareholders, and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization. The Board also concluded that the Reorganization is advisable and in the best interests of the Surviving Fund and its shareholders, and that the interests of the Surviving Fund’s shareholders will not be diluted as a result of the Reorganization. In its deliberations, the Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision. The determinations were made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Tax Consequences. The Reorganization is conditioned upon the receipt by the Acquired Fund and the Surviving Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Trust, substantially to the effect that, for federal income tax purposes:

(i)	The acquisition by the Surviving Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, solely in exchange for Surviving Fund Shares and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Surviving Fund Shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquired Fund and the Surviving Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Surviving Fund in exchange solely for (a) the Surviving Fund Shares and (b) the assumption by the Surviving Fund of all of the Acquired Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)	No gain or loss will be recognized by the Surviving Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and issuance of the Surviving Fund Shares pursuant to Section 1032(a) of the Code.

(iv)	No gain or loss will be recognized by the Acquired Fund upon the distribution of Surviving Fund Shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Agreement) of the Acquired Fund pursuant to Section 361(c)(1) of the Code.

(v)	The tax basis of the assets of the Acquired Fund received by the Surviving Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.

(vi)	The holding periods of the assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Surviving Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)	No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares solely for the Surviving Fund Shares pursuant to Section 354(a) of the Code (except with respect to cash received in lieu of fractional shares).

(viii)	The aggregate tax basis of Surviving Fund Shares received by a shareholder of the Acquired Fund (including fractional shares to which the shareholder would be entitled but for the distribution of cash in lieu of fractional shares) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)	The holding period of the Surviving Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

No opinion will be expressed as to any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Notwithstanding the foregoing, no opinion will be expressed with respect to shareholders whose shares (including fractional shares) are redeemed, in whole or in part, in connection with the Reorganization.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the Acquired Fund and Surviving Fund. No tax ruling has been or will be received from the Internal Revenue Service in connection with the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service or a court, and no assurance can be given that the Internal Revenue Service would not assert, or a court would not sustain, a contrary position. Shareholders of the Acquired Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

Additional Information About the Funds

Additional information about the Funds is incorporated by reference into this Information Statement/Prospectus from the Funds’ Prospectus, dated July 29, 2025, forming a part of each Fund’s Registration Statement on Form N-1A (File Nos. 333-235544 and 811-23502). Each Fund’s Financial Highlights are incorporated by reference into this Information Statement/Prospectus from the Financial Highlights included in the Funds’ Form N-CSR filing for the fiscal year ended March 31, 2025.

The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the SEC. Information about the Funds (including each document incorporated by reference) is available on the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Reports and other information concerning the Funds can be inspected at the Exchange.

Ownership of Shares. As of October 15, 2025, the following persons were the only persons who were record owners (or to the knowledge of the Funds, beneficial owners) of 5% or more of the shares of the Acquired Fund or the Surviving Fund. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of March 31, 2025, Trustees and officers of the Funds, as a group, owned less than 1% of each Fund’s outstanding shares.

Fund	Name and Address	Percentage of Shares
Acquired Fund	CHARLES SCHWAB & CO., INC. 3000 SCHWAB WAY WESTLAKE, TX 76262	61.24%
	NATIONAL FINANCIAL SERVICES LLC 245 SUMMER ST. BOSTON, MA 02210	7.56%
Surviving Fund	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL, SC 29715	30.99%
	CHARLES SCHWAB & CO., INC. 3000 SCHWAB WAY WESTLAKE, TX 76262	25.30%
	NATIONAL FINANCIAL SERVICES LLC 245 SUMMER ST. BOSTON, MA 02210	9.96%
	JANNEY MONTGOMERY SCOTT LLC 1717 ARCH STREET PHILADELPHIA, PA 19103	6.91%
	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	6.66%

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [_____] day of [_____], 2025, by and among (i) Siren ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of the Siren DIVCON Dividend Defender ETF (the “Target Fund”), a series of the Trust; (ii) the Trust, on behalf of the Siren DIVCON Leaders Dividend ETF (the “Acquiring Fund”), a series of the Trust; and (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, SRN Advisors, LLC (the “Adviser”), investment adviser of the Acquiring Fund and the Target Fund. Other than the Target Fund and the Acquiring Fund, no other series of the Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction (the “Reorganization”) pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(d)), and (ii) the Target Fund will distribute such Acquiring Fund Shares and cash in lieu of any fractional Acquiring Fund Shares, if any, to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, the Target Fund and the Acquiring Fund each intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1 The Trust agrees to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares, if any, determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(e)) (collectively, “Assets”).

(c)  The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(d)), other than liabilities arising under this Agreement (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) (i) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis and (ii) cash in lieu of any fractional Acquiring Fund Shares, if any, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

2.	VALUATION

2.1 With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(d) below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom (i) the amount of the Liabilities and (ii) the value of the cash amount that will be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, if any, using the valuation procedures established by the Trust’s Board of Trustees.

(b) The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of the corresponding shares of the Target Fund outstanding as of the Valuation Time (except to the extent that such taxes have been eliminated by the Fund distribution as provided for in Section 5.1(o)).

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the shares of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(e) “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1 The Reorganization shall close on December 8, 2025 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2 With respect to the Reorganization:

(a) The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) Effective 1940 Act and 1933 Act Registrations. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s Prospectus and Statement of Additional Information;

(f) Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;

(h) No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j) No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Information for Use in N-14. Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement to notify Target Fund Shareholders of the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”) and such information will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(n) Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p) No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q) Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r) RIC Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

(s) No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t) Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u) Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w) No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder; and

(x) Other Tax Obligations. The Target Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2024 excise tax and March 31, 2025 income tax distribution requirements.

4.2 The Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) Due Formation, Valid Existence and Good Standing. The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b) Effective 1940 Act Registration. The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) Effective 1933 Act Registration. Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) Registration Statement Compliance. The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Trust is a party or by which it is bound;

(g) No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) All Actions Taken. By the Closing, the Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i) No Other Consideration. No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring Fund;

(l) Information for Use in N-14. The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement;

(m) Dividends and Other Distributions. The Acquiring Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(n) Tax Returns. On the Closing Date, all Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(o) No Notice from Tax Authorities. The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (n) of this Section 4.2;

(p) Section 368(a)(3)(A) Representation. The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(q) RIC Status. The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1). The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Acquiring Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date.

4.3 The Adviser represents and warrants to the Trust as follows:

(a) The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1 With respect to the Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects.

(b) The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, the N-14 Registration Statement.

(c) The Trust will mail the N-14 Registration Statement to the Target Fund Shareholders before the Closing.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f) Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Trust and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k) The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Fund assigns all rights, causes of action and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(m) The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(n) Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein.

(o) On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date (including the current taxable year, assuming such year ends on the Closing Date), and all of its net capital gain (as defined in the Code) (after reduction for any capital loss carry forward), if any, that has accrued or been recognized, respectively, through the Closing Date for all applicable periods or years ending on or before the Closing Date, such that the Target Fund will not have any unpaid tax liability under the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1 With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transaction provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date; and

(d) The Board of Trustees of the Trust shall have approved this Agreement and the transaction contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1 With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Trust shall prepare on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Trust, on behalf of the Target Fund, shall have prepared (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date; and

(f) The Board of Trustees of the Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement shall have been approved by the requisite vote of the Board of Trustees of the Trust in accordance with the provisions of the Trust’s Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5 The Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations contained in certificates of officers of the Trust and others as it may reasonably request, and the officers of the Trust shall use their reasonable efforts to obtain and make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (ii) shareholders whose shares (including fractional shares) are redeemed, in whole or in part, in connection with the Reorganization or (iii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1 The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein

9.2 The expenses relating to the proposed Reorganization, whether or not consummated, which are incurred by the Trust, on behalf of the Target Fund and Acquiring Fund, will be borne and paid by the Adviser. Notwithstanding the foregoing, (i) each of the Target Fund and the Acquiring Fund will pay its respective transaction costs arising before or after the Closing, as applicable, associated with positioning its portfolio in a manner it deems appropriate to effectuate the Reorganization as contemplated herein, and (ii) the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result (as determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) in either the Target or the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

The Trust or its respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Trust have concluded that, based on their evaluation of the effectiveness of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1 Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (ii) by the Trust if any condition precedent to its obligations set forth herein has not been fulfilled; or (iii) if a determination is made by the Trust’s Board of Trustees that the consummation of the transactions contemplated herein are not in the best interest of the Trust. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4 This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in the Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

14.6 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

14.7 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

14.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

14.9 Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Siren ETF Trust,
on behalf of its series, Siren DIVCON Dividend Defender ETF and Siren DIVCON Leaders Dividend ETF

By:
Name:	Scott Freeze
Title:	President

SRN Advisors, LLC,
solely for the purposes of Sections 4.3, 5.1(f) and 9.2 of this Agreement

By:
Name:	Scott Freeze
Title:	President

Signature Page – Agreement and Plan of Reorganization

Schedule 8.5

Tax Opinions

With respect to the Reorganization for U.S. federal income tax purposes:

i.	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for (a) such Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Target Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares pursuant to Section 354(a) of the Code (except with respect to cash received in lieu of fractional shares).

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder would be entitled but for the distribution of cash in lieu of fractional shares) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

STATEMENT OF ADDITIONAL INFORMATION

SIREN ETF TRUST

2600 PHILMONT AVENUE, SUITE 215

HUNTINGDON VALLEY, PENNSYLVANIA 19006

866.829.5457

WWW.SIRENETFS.COM

Relating to the acquisition of the assets and liabilities of the

SIREN DIVCON DIVIDEND DEFENDER ETF (Cboe BZX Exchange, Inc.: DFND)

By and in exchange for shares of the

SIREN DIVCON LEADERS DIVIDEND ETF (Cboe BZX Exchange, Inc.: LEAD)

This Statement of Additional Information (the “SAI”) contains information that may be of interest to shareholders of the Siren DIVCON Dividend Defender ETF (the “Acquired Fund”), a series of Siren ETF Trust (the “Trust”), relating to the reorganization of the Acquired Fund, with and into the Siren DIVCON Leaders Dividend ETF (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a separate series of the Trust, but which is not included in the related combined information statement and prospectus, dated October 30, 2025 (the “Information Statement/Prospectus”).

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus. The Information Statement/Prospectus has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is available, without charge, upon request by writing to the Trust at the address listed above or by calling the Trust at the telephone number listed above.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given to them in the Information Statement/Prospectus.

The date of this SAI is October 30, 2025.

TABLE OF CONTENTS

General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Supplemental Financial Information	1

General Information

As described in the Information Statement/Prospectus, this SAI relates to the reorganization of the Siren DIVCON Dividend Defender ETF (the “Acquired Fund”), a series of Siren ETF Trust (the “Trust”) with and into the Siren DIVCON Leaders Dividend ETF (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”), a separate series of the Trust, which provides for (a) the transfer of all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of any fractional shares of the Surviving Fund, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of any fractional shares of the Surviving Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

Each Fund is a separate series of the Trust. The Trust is an open-end management investment company that was organized as a Delaware statutory trust on October 25, 2019. The shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). The shares of the Funds trade on the Exchange, and other secondary markets, at market prices that may be below, at, or above the net asset value (the “NAV”) of the Funds.

Incorporation of Documents by Reference into the Statement of Additional Information

The following documents are incorporated herein by reference. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The Statement of Additional Information of the Trust, relating to the Funds, dated July 29, 2025.

2.	The Funds’ audited financial statements dated March 31, 2025, including notes thereto and the report of the Funds’ Independent Registered Public Accounting Firm thereon (the “Form N-CSR Filing”). No other parts of the Form N-CSR Filing are incorporated herein by reference.

Supplemental Financial Information

A table showing the fees and expenses of the Acquired Fund and the fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the Reorganization is included in the sub-section titled “Fees and Expenses” under the “Summary” section of the Information Statement/Prospectus.

Although each Fund has identical fundamental and non-fundamental investment policies, certain changes will be made to the Acquired Fund’s investment portfolio before the Reorganization, primarily because the Surviving Fund seeks to track the performance, before fees and expenses, of a different index that provides different investment exposures than the index the performance of which the Acquired Fund seeks to track, before fees and expenses. As a result, an unaudited schedule of investments of the Acquired Fund as of the Acquired Fund’s fiscal year ended March 31, 2025, modified to show the effects of these changes, is included below. Changes also will be made to the Surviving Fund’s investment portfolio following the Reorganization.

There are no material differences in the accounting policies of the Acquired Fund as compared to those of the Surviving Fund.

The Surviving Fund will be the accounting survivor of the Reorganization.

1

Siren DIVCON Dividend Defender ETF

Schedule of Investments

March 31, 2025 (Unaudited)

COMMON STOCKS - 81.0%	Shares	Value
Communications - 0.7%
Fox Corp. - Class A †	1,180	$66,788

Consumer Discretionary - 3.1%
D.R. Horton, Inc.	291	36,995
eBay, Inc. †	197	13,343
NIKE, Inc. - Class B	1,005	63,797
PulteGroup, Inc.	1,739	178,769
		292,904

Consumer Staples - 4.5%
Brown-Forman Corp. - Class B	317	10,759
Church & Dwight Co., Inc.	314	34,568
Costco Wholesale Corp.	225	212,801
Kimberly-Clark Corp.	346	49,208
Walmart, Inc. †	1,358	119,219
		426,555

Energy - 2.6%
Texas Pacific Land Corp. †	189	250,423

Financials - 22.7%
Chubb Ltd.	794	239,780
Cincinnati Financial Corp.	108	15,954
Erie Indemnity Co. - Class A	391	163,849
Globe Life, Inc.	1,206	158,854
Hartford Insurance Group, Inc.	591	73,124
Mastercard, Inc. - Class A	240	131,549
Moody's Corp.	382	177,894
MSCI, Inc.	379	214,324
S&P Global, Inc. †	468	237,791
Travelers Cos., Inc. †	922	243,832
Verisk Analytics, Inc.	794	236,310
Visa, Inc. - Class A	715	250,579
		2,143,840

Health Care - 10.8%
Agilent Technologies, Inc.	186	21,758
Eli Lilly & Co.	286	236,210
Merck & Co., Inc.	1,017	91,286
ResMed, Inc. †	986	220,716

2

Thermo Fisher Scientific, Inc. †	455	226,408
Zoetis, Inc. †	1,380	227,217
		1,023,595

Industrials - 17.3%
A O Smith Corp.	204	13,333
AMETEK, Inc.	28	4,820
Amphenol Corp. - Class A	1,978	129,737
Dover Corp. †	1,213	213,100
Eaton Corp. PLC	389	105,742
Expeditors International of Washington, Inc.	2,026	243,627
Fastenal Co.	417	32,338
Illinois Tool Works, Inc.	512	126,981
Jacobs Solutions, Inc.	831	100,460
Old Dominion Freight Line, Inc.	671	111,017
Pentair PLC	1,076	94,128
Quanta Services, Inc.	719	182,755
TE Connectivity PLC †	622	87,901
W.W. Grainger, Inc.	191	188,676
		1,634,615

Materials - 4.7%
Ecolab, Inc.	991	251,238
The Sherwin-Williams Co.	555	193,801
		445,039

Technology - 14.6%
Accenture PLC - Class A	51	15,914
Apple, Inc.	69	15,327
Applied Materials, Inc.	36	5,224
Cognizant Technology Solutions Corp. - Class A	1,433	109,625
Garmin Ltd.	1,089	236,455
Intuit, Inc.	373	229,018
KLA Corp.	323	219,575
Lam Research Corp.	1,179	85,713
Microsoft Corp.	540	202,711
NVIDIA Corp.	1,696	183,813
QUALCOMM, Inc. †	515	79,109
		1,382,484
TOTAL COMMON STOCKS (Cost $7,327,974)		7,666,243

REAL ESTATE INVESTMENT TRUSTS - COMMON - 2.5%	Shares	Value
Real Estate - 2.5%
SBA Communications Corp. †	1,071	235,630
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $240,122)		235,630

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SHORT-TERM INVESTMENTS - 16.1%		Value
Money Market Funds - 16.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (a)	1,519,729	1,519,729
TOTAL SHORT-TERM INVESTMENTS (Cost $1,519,729)		1,519,729

TOTAL INVESTMENTS - 99.6% (Cost $9,087,825)		9,421,602
Other Assets in Excess of Liabilities - 0.4%		33,270
TOTAL NET ASSETS - 100.0%		$9,454,872

Siren DIVCON Dividend Defender ETF

Schedule of Securities Sold Short

March 31, 2025 (Unaudited)

COMMON STOCKS - (30.0)%	Shares	Value
Communications - (2.3)%
AT&T, Inc. ‡	(2,260)	$(63,913)
Paramount Global - Class B ‡	(12,920)	(154,523)
		(218,436)

Consumer Discretionary - (1.8)%
Ford Motor Co. ‡	(17,276)	(173,278)

Consumer Staples - (1.1)%
Estee Lauder Cos., Inc. - Class A ‡	(1,491)	(98,406)

Energy - (6.3)%
APA Corp. ‡	(7,638)	(160,551)
EQT Corp. ‡	(2,501)	(133,628)
Occidental Petroleum Corp. ‡	(6,091)	(300,652)
		(594,831)

Financials - (4.4)%
Capital One Financial Corp. ‡	(1,260)	(225,918)
Invesco Ltd. ‡	(12,763)	(193,615)
		(419,533)

Industrials - (0.9)%
Southwest Airlines Co. ‡	(2,472)	(83,010)

Materials - (7.7)%
Dow, Inc. ‡	(2,196)	(76,684)
Freeport-McMoRan, Inc. ‡	(5,824)	(220,497)
International Flavors & Fragrances, Inc. ‡	(2,077)	(161,196)

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International Paper Co. ‡	(4,950)	(264,082)
		(722,459)

Utilities - (5.5)%
CenterPoint Energy, Inc. ‡	(5,874)	(212,815)
Dominion Energy, Inc. ‡	(780)	(43,735)
Exelon Corp. ‡	(5,011)	(230,907)
PPL Corp. ‡	(993)	(35,857)
		(523,314)
TOTAL COMMON STOCKS (Proceeds $2,855,345)		(2,833,267)

TOTAL SECURITIES SOLD SHORT - (30.0)% (Proceeds $2,855,345)		$(2,833,267)

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
†	Security is expected to be disposed of prior to the Reorganization.
‡	Short position is expected to be closed out prior to the Reorganization.

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